                                                Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-42308

PROSPECTUS SUPPLEMENT DATED JUNE 20, 2001

(To Prospectus filed on July 27, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,214,934 Shares of Common Stock

                              ____________________


     This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

     The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES TO BE
                                                                                                   OFFERED FOR THE
                      SELLING STOCKHOLDERS                                                       SELLING STOCKHOLDER
--------------------------------------------------------------------------------------------------------------------------
Shabel Family Trust dtd 3/29/99 Jack Shabel and Jennie Shabel TTEES                                        104
--------------------------------------------------------------------------------------------------------------------------
Michael Tao and Bidda Tao JTTEN                                                                             87
--------------------------------------------------------------------------------------------------------------------------


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